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                                                                    Exhibit 10.1

                           SUBSCRIPTION AGREEMENT

dated as of this 29th day of February 2000 between POWERCHANNEL HOLDINGS, INC., a Delaware corporation (the "Company"), and ______________________ (the "Subscriber")

     The Subscriber desires to purchase a Series A Convertible Note (the "Note"), convertible in accordance with its terms into shares of the Company's common stock (the "Shares") $.001 par value (the "Common Stock") and, upon the terms and conditions set forth below, the Company agrees to sell the Note to the Subscriber. The form of Note is annexed hereto as Exhibit A.

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

I.  SUBSCRIPTION FOR SHARES; REPRESENTATIONS BY SUBSCRIBER

     1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to issue and sell to the Subscriber, the Note in the original principal amount set forth on the signature page of this Agreement at a purchase price of $1.00 per each $1.00 of such principal amount.

     1.2 The Subscriber recognizes that the purchase of Notes and/or Shares entails elements of risk of which it is aware. Subscriber acknowledges that (i) he/it may not be able to liquidate his/its investment; (ii) transferability of the Notes and/or Shares is extremely limited; and (iii) in the event of a disposition, he/it could sustain a significant loss.

     1.3 The Subscriber represents (i) he/it is an "accredited investor" within the meaning ascribed to such term in Rule 501 of Regulation D, promulgated under the Securities Act of 1933, as amended (the "Act"), and has initialled the provisions(s) of Rule 501 attached as Schedule 1.3 - Accredited Investor Verification Schedule hereto which are applicable to him/it.

     1.4 The Subscriber acknowledges that: (i) he/it has adequate experience in investing in non-listed and non-registered securities such that he/it is able to evaluate the merits and risks of an investment in the Company; (ii) he/it recognizes the speculative nature of this investment; and (iii) he/it is able to bear the economic risk it hereby assumes. The Subscriber acknowledges that he/it has read and is sufficiently familiar with the books and records of the Company which have been provided to the Subscriber in connection with this Subscription, in particular the financial statements of the Company enumerated in Section 4.7, below. The Subscriber also acknowledges that he/it has been afforded the opportunity to make, and has made, all inquiries of the officers of the Company and others as it deemed appropriate with respect to the Company's affairs and prospects. The Subscriber further acknowledges that, other than the representations and warranties set forth herein or in the Note, no person has made any representation or warranty about the Company, its business or its securities.
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     1.5 The Subscriber hereby acknowledges and represents that he/it is not purchasing the Shares pursuant to an offering and that the sale by the Company of the Note hereby is the result of a privately negotiated transaction. Accordingly, the sale of the Note has not been reviewed by the Securities and Exchange Commission ("SEC") or any other regulatory body in reliance upon the exemption provided by Section 4(2) of the Act.

     1.6. The Subscriber represents that the Note and the Shares issuable upon conversion thereof are being purchased for his/its own account, for investment and not for distribution or resale to others. The Subscriber agrees that he/it will not sell or otherwise transfer the Note or Shares unless they are registered under the Act or unless an exemption from such registration is available.

     1.7 The Subscriber acknowledges the following:

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE ACT, THE SECURITIES LAWS OF THE VARIOUS STATES OF THE UNITED STATES, OR THE LAWS OF ANY FOREIGN JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SALE. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     1.8 The Subscriber acknowledges that the Note and the Shares issuable upon conversion thereof are restricted securities, and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except in compliance with the conditions specified in Section II hereof.

     1.9 The Subscriber's obligation to purchase the Note is conditioned upon the receipt of an opinion of counsel for the Company that (a) the Company is a corporation in good standing under the laws of the State of Delaware, (b) the Company's authorized and issued shares of stock are as set forth in Section 4.2 herein, (c) the Company has the corporate power to execute and deliver the Subscription Agreement and the Note and to perform its obligations thereunder, and (d) this Subscription Agreement and the Note are valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.
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II.  PROCEDURES AND RESTRICTIONS UPON TRANSFER

     2.1 The Note and the Shares issuable upon conversion thereof and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except upon the conditions specified in this Section II, which conditions are intended to insure compliance with the provisions of the Act in respect of the transfer thereof.

     2.2 (a) Note Legend. The Note shall bear the following legend:

          "THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     (b) Share Legend. Each certificate for the Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR AN OPINION OF COUNSEL TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION."

     2.3 The Subscriber, by acceptance of the Note or any Share certificates, agrees, prior to any transfer of the Note or any Shares, to give written notice to the Company of his/its intention to effect such transfer and to comply in all other respects with the provisions of this Section II. Each such notice shall describe the manner and circumstances of the proposed transfer and shall be accompanied by the written opinion, addressed to the Company, of counsel for the Subscriber as to whether in the opinion of such counsel (which opinion shall be reasonably satisfactory to counsel for the Company) such proposed transfer involves a transaction requiring registration of such security under the Act, provided, however, that no such opinion shall be required in connection with a transaction complying with the requirements of Rule 144 (as amended from time to time) promulgated under the Act (or successor Rule thereto). If in the opinion of such counsel (if such opinion is required hereunder) and counsel for the Company, the proposed transfer of the security may be effected without registration under the Act, the Subscriber shall thereupon be entitled to transfer the security in accordance with the terms of the notice delivered by it to the Company. Each Note, certificate or other instrument evidencing the securities issued upon the transfer of any Note or Shares (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the appropriate legend described in Section 2.2 hereof unless (a) in the opinion of such counsel and counsel for the Company registration of future transfer is not required by the applicable provisions of the Act or (b) the Company shall have waived the requirement of such legends; provided, however, that such legend shall not be required on any certificate or other instrument evidencing the securities issued upon such transfer in the event such transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Act (or successor Rule thereto). The Subscriber shall not transfer such security until such opinion of counsel has been given to the Company (unless waived by the Company or unless such opinion is not required in accordance with the provisions of this Section 2.3).

     2.4 Notwithstanding the foregoing provisions of this Section II, the restrictions imposed hereunder upon the transferability of any security shall cease and terminate when any such security is sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in any registration statement or otherwise pursuant to Section
2.3 hereof. Whenever the restrictions imposed by this Section II shall terminate, as herein provided, the Subscriber, with regard to any security as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new note or certificate not bearing the restrictive legends referred to in Section 2.2 hereof and not containing any other reference to the restrictions imposed by this Section II.


III.   REGISTRATION RIGHTS; LOCK-UP

     3.1 The Company shall, within 30 days from its receipt of the final auditor's report with respect to the Company's December 31, 1999 financial statements but in no event later than 45 days from the date hereof, file a registration statement (a "Registration Statement") to register the Shares into which the Note is convertible under Section 5 of the Securities Act of 1933 (the "Securities Act"). The Company shall keep the Registration Statement effective and current until all the securities registered thereunder are sold or may be sold without any limitation under an appropriate exemption under the Securities Act.

     3.2 In any Registration Statement under this Section III, the Company shall bear all expenses and pay all fees incurred in connection with the filing and modification or amendment of the registration statement, exclusive of underwriting discounts and commissions payable in respect of the sale of the Shares and any attorneys' fees or other professional costs incurred by the Subscriber in connection with such sale of the Shares.

     3.3 The Company shall indemnify the registered holder(s) of the Shares to be sold pursuant to any Registration Statement hereunder, the officers and directors of each holder and each person, if any, who controls such holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") or any state securities law or regulation, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party and any third party) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise arising from such Registration Statement or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company by and with respect to the registered holders expressly for use in any preliminary prospectus, the Registration Statement or prospectus or any amendment or supplement thereof, or in any application, as the case may be.

     3.4 The Company represents and warrants that, subject to the exception below, it has procured from all of its common stockholders and warrant holders written agreements not to sell or offer to sell any of their Shares for a period of at least one year from the effective date of the Registration Statement without the consent of the Company and the holders of a majority of the principal amount of the Notes then outstanding. Notwithstanding the above, the Company represents that common stockholders holding no more than 125,000 shares and warrantholders holding no more than 125,000 warrants are subject to agreements which provide that no shares held by them may be sold for at least six months from the effective date of the Registration Statement.

IV.  REPRESENTATIONS AND WARRANTIES BY THE COMPANY

     Except as set forth in the Disclosure Schedule attached hereto, the Company represents and warrants to the Subscriber as follows:

     4.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     4.2 The authorized capital stock of the Company consists of 50,000,000 shares. 45,000,000 of such shares are designated shares of common stock , $.001 par value, of which 21,369,000 common shares are issued and outstanding on the date hereof. 5,000,000 shares are designated shares of preferred stock, of which there are no preferred shares issued or outstanding on the date hereof. The Company does not have outstanding any securities convertible into shares of Common Stock, including any options, warrants, notes, or rights, and is not a party to any agreement or undertaking to issue shares of Common Stock or securities convertible into Common Stock.

     4.3 The execution, delivery and performance of this Agreement by the Company (a) has been duly authorized and approved by the Board of Directors of the Company and all other necessary corporate action on the part of the Company in connection therewith has been taken and (b) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to (i) the charter documents or By-laws of the Company, (ii) any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject or (iii) any law, administrative regulation or court decree applicable to or binding upon the Company.

     4.4 This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable in accordance with its terms, except that (a) any enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally and
(b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defences and to the discretion of the court before which any proceedings therefor may be brought.

     4.5 The Shares issuable upon conversion of the Note have been duly and validly authorized and, upon issuance upon such conversion, such Shares will be duly and validly issued by the Company.

     4.6 The information provided to the Subscriber by the Company in connection with this Subscription is correct and complete in all material respects, and does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such information includes, without limitation that Business Plan dated November 1999.

     4.7 The Company has presented its financial statements as at or with respect to the periods ending December 31, 1998 and 1999, respectively. The December 31, 1998 financial statements have been audited and are accompanied by the auditor's report. The December 31, 1999 financial statements have been prepared by management but have not been audited. The Company believes that the December 31, 1999 financial statements fairly represent the financial condition and results of operations of the Company, although such statements are subject to change following the auditor's review. A schedule of all indebtedness of the Company which is more than 30 days past due is listed in the Disclosure Schedule.

     4.8 Since the respective dates of such information given to the Subscriber, except as otherwise stated: (a) there has been no material adverse change in the financial condition, or in the results of operations, affairs or prospects of the Company, whether or not arising in the ordinary course of business; and (b) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material to the Company.

     4.9 All federal, state, county and local income, excise, property or other tax returns required to be filed by the Company have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been set up in the Company's Financial Statements. The Company's income tax returns have never been audited by any authority empowered to do so.

     4.10 No approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority or private person or entity on the part of the Company is required in connection with the execution and delivery of this Agreement or the consummation of any other transaction contemplated hereby.

     4.11 There is no action, proceeding or investigation pending or threatened at the present time, or, to its knowledge, any potential action, proceeding or investigation which, either in any case or in the aggregate, might result in any material adverse change in the assets, business, operations or prospects of the Company. For purposes of this paragraph, "material" is anything in excess of $10,000.

     4.12 Since its inception, the Company has, in all material respects, been in compliance with all applicable laws, rules and regulations, including all applicable securities laws.

     4.13 The Company is not in violation of any term of its articles of incorporation or by-laws, of any agreement, judgment, decree or order, or to the best of their knowledge, statute, rule or governmental regulation applicable to it, and the execution, delivery and performance of this Agreement will not result in any such violation or be in conflict with or constitute a default under any such term.

     4.14 The Company has complied, in all material respects, with the requirements of all applicable laws, rules, orders, ordinances, decrees and regulations of all governmental regulatory agencies, whether national or local, having jurisdiction thereover, and no material claim alleging nonconformity or noncompliance with respect to such matters has been made or threatened against the Company or, within its knowledge, may in the foreseeable future be made by any such agency.

     4.15 The Company has no pension, profit sharing or similar employee benefit plans.

     4.16 The Note is one of an aggregate of $280,000 of Series A Convertible Notes. The Company will use the proceeds of such Notes for the preparation and filing of a registration statement to register the shares underlying the Notes, for corporate and financial promotion and for other general corporate purposes, including working capital. The Company may not use the proceeds of the Notes to pay ongoing or accrued compensation, fees or expenses to the founding shareholders or their affiliates without the prior consent of the holders of a majority in amount of the Series A Convertible Notes, and each Subscriber hereby appoints Hunter Adams as his/her attorney in fact for purposes of providing such consent or nonconsent, as the case may be.

V.  MISCELLANEOUS

     5.1 Any notice, request, advice, consent or other communication given hereunder shall be given in writing and sent by overnight delivery service or registered or certified mail, return receipt requested, and addressed as follows: if to the Company, to: PowerChannel Holdings, Inc., 20 Squadron Boulevard, Suite 210, New City, New York 10965, Facsimile No.: (914) 620-1889, with copies (which shall not constitute notice) to: Parker Duryee Rosoff & Haft, 529 Fifth Avenue, New York, New York 10017, Attention: Herbert Kozlov, Esq., Facsimile No.: (212) 972-9487; and if to the Subscriber, to it at its address indicated below Subscriber's signature to this Agreement. Notices so given shall be deemed to have been given on the earlier to occur of actual receipt or three business days after the date of such mailing, except for notices of change of address, which shall be deemed to have been given when received.

     5.2 This Agreement shall not be changed, modified or amended except by a writing executed by the parties hereto.

     5.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     5.4 References herein to a person or entity in either gender specific or gender neutral terms include the other gender or no gender, as appropriate.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     5.5 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

     5.6 This Agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                 POWERCHANNEL HOLDINGS, INC.



                                  By: _____________________________
                                      Name:
                                      Title:



Principal Amount Subscribed: $______________
Address:

____________________________________________
Signature of Subscriber/authorized officer

                                           _________________________
Name of Subscriber                         Social Security Number/E.I.N. #
                                           (If US citizen or resident)

SUBSCRIPTION AGREEMENT


POWER CHANNEL HOLDINGS, INC.



THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SHARES OF COMMON STOCK ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SCHEDULE 1.3

ACCREDITED INVESTOR VERIFICATION


INITIAL EACH PROVISION THAT APPLIES AND EXECUTE
THE SECOND PAGE OF THIS SCHEDULE



     "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

          (1) Any bank as defined in section 3(a)(2) of Securities Act of 1933, as amended (the "Act"), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

          (3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

          (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of its purchase exceeds $1,000,000;

          (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 230.506(b)(2)(ii); and

          (8) Any entity in which all of the equity owners are accredited investors.




                                     _______________________________________
                                     Signature of Subscriber